SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C. 20549


                             FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  May 17, 1996


                  COLLINS & AIKMAN CORPORATION
     (Exact name of registrant as specified in its charter)


Delaware                    1-10218                13-3489233
(State or other     (Commission File Number)     (IRS Employee
jurisdiction                                  Identification No.)
of incorporation)



                      701 McCullough Drive
                Charlotte, North Carolina  28262
       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (704) 547-
8500

Item 5.           Other Events

           (a) On May 17, 1996, Collins & Aikman Corporation (the "Company") reported operating results for the quarter ended April 27, 1996 and also announced a proposed offering of $400 million of debt securities of its wholly-owned subsidiary, Collins & Aikman Products Co.

           For further information see the Company's Press
Release dated May 17, 1996, which is hereby incorporated herein by reference.

Item 7.          Financial Statements and Exhibits

      (c) The exhibits furnished in connection with this report are as follows:

      99.1 -     Press Release dated May 17, 1996.

                            SIGNATURE

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             COLLINS & AIKMAN CORPORATION
                             (Registrant)



Date:    May 17, 1996        By:  /s/ J. Michael Stepp

                                      J. Michael Stepp
                                      Executive Vice President
                                      & Chief Financial Officer